Offerings - Offering: 1	May 15, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 360,222.21
Fee Rate	0.01381%
Amount of Registration Fee	$ 49.75
Offering Note	Transaction Valuation is calculated as the aggregate book value of 83,772.607 shares in the offer, based on the Net Asset Value Per Share price of $4.30 as of March 31, 2026. Amount of Filing Fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation.